Exhibit 10.6

AGREEMENT

AGREEMENT made and entered into this 31st day of October, 2002, by and among Thomas L. Fena, Bonitta J. Fena, and Nor-Tech Properties, a Minnesota partnership, herein collectively referred to as “Landlord” and Hibbing Electronics Corporation, a Minnesota corporation d/b/a Reptron Manufacturing Services, herein referred to as “Tenant.”

W I T N E S S E T H:

WHEREAS, on January 29, 1980, Landlord and Tenant entered into a Lease for part of Lot 5, Block 2, Hibbing Industrial Park for a term of ten (10) years from March 31, 1980, to and including March 31, 1990, and that Article 26 of said Lease grants to Tenant an option to renew said Lease for one additional Term of five (5) years; and

WHEREAS, on June 15, 1982, Landlord and Tenant entered into a Lease for part of Lot 4, Block 2, Hibbing Industrial Park for a term of ten (10) years from October 15, 1982, to and including October 15, 1992, and that Article 26 of said Lease grants to Tenant an option to renew said Lease for one additional Term of five (5) years; and

WHEREAS, on July 26, 1983, Landlord and Tenant entered into a Lease for part of Lot 4, Block 2, Hibbing Industrial Park for a term of ten (10) years from December 1, 1983, to and including December 1, 1993, and that Article 26 of said Lease grants to Tenant an option to renew said Lease for one additional Term of five (5) years; and

WHEREAS, on May 18, 1984, Landlord and Tenant entered into a Lease for Lots 6 and 7, Block 2, Hibbing Industrial Park for a term of ten (10) years from June 1, 1984, to and including June 1, 1994, and that Article 26 of said Lease grants to Tenant an option to renew said Lease for one additional Term of five (5) years; and

WHEREAS, the building on property covered by the July 26, 1983, Lease is also upon a part of the adjacent Lot 3, Block 2, Hibbing Industrial Park; and

WHEREAS, parking facilities for the buildings on the above leased premises are located on Part of Lots 1 and 3 and all of Lot 2, Block 2, Hibbing Industrial Park and that Landlord is the owner of all of said Lots; and

WHEREAS, by Agreement dated the 23rd day of January, 1992, Lots 2 and 3 and the Westerly 50 feet of Lot 1 were added to the existing lease dated July 26, 1983, and the terms of all of the above leases were extended to December 31, 1995; and

WHEREAS, by Agreement dated the 21st day of April, 1995, the Tenant exercised its option as provide in the January 23, 1992, Agreement, to renew the above Leases so that terms of all of said Leases will expire on the same date being December 31, 2000, and by said Agreement the Landlord granted to Tenant an additional option to renew all of said Leases for one additional term of five (5) years form and after December 31, 2000; and

WHEREAS, Tenant, on December 18, 1997, exercised its option to renew the above Leases to extend the term to December 31, 2002; and

WHEREAS, it is the desire of the Tenant to exercise its option as provided in the December 18, 1997, Agreement, to renew the above Leases to that terms of all of said Leases will expire on December 31, 2007, which extension is agreeable to Landlord, and its is the desire of the Landlord to grant Tenant an additional option to renew all of said Leases for one additional term of five (5) years from and after December 31, 2007.

NOW, THEREFORE, in consideration of the mutual covenants contained herein it is mutually understood and greed by and among the parties hereto as follows:

1. That the leases dated January 29, 1980; June 15, 1982; July 26, 1983; and May 15, 1984; as modified by Agreements dated January 23, 1992; April 21, 1995; and December 18, 1997; shall all be extended so that the term of said Leases shall expire on December 31, 2007.

2. That the Rent as provided in Article 2 of all of said Leases shall be amended so that the collective rent of all four (4) prior Leases shall be the sum of $35,340 per month for the term January 1, 2000 to December 31, 2002, and that for the term commencing January 1, 2003 and expiring December 31, 2007, the Rent shall be $37,000 per month, first payable on January 1, 2003.

3. Landlord grants to Tenant an option to renew all four (4) of said Leases for one additional Term of five (5) years, said Term to expire on December 31, 2012, on the same terms and conditions as the initial Leases except for the option provisions and except that the collective Rent under said four (4) Leases shall be $38,750 per month, commencing January 1, 2008.

4. Except as modified herein, the basic Leases shall remain in full force and effect and the parties shall be bound by all terms and conditions thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

TENANT: REPTRON ELECTRONICS, INC.			LANDLORD:

By	/s/ Paul J. Plante		/s/ Thomas L. Fena
Its President			Thomas L. Fena

/s/ Bonitta J. Fena
Bonitta J. Fena

NOR-TECH PROPERTIES

		By	/s/ Bonitta J. Fena
Bonitta J. Fena,
General Partner

ACKNOWLEDGEMENTS

STATE OF MINNESOTA )
) SS
COUNTY OF ST LOUIS )

On this 29th day of October, 2002, before me, a Notary Public within and for said County, personally appeared Thomas L. Fena, single, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Richard K. Sellman
Notary Public - Minnesota
My commission expires: 01-31-2005

STATE OF FLORIDA )
) SS
COUNTY OF HILLSBOROUGH )

The foregoing instrument was acknowledged before me this 7th day of November, 2002, by Paul J. Plante, the President of REPTRON ELECTRONICS, INC., a Florida corporation, d/b/a Hibbing Electronics Corporation, on behalf of the corporation.

/s/ Sandra A. Logan
Notary Public – Florida
My commission expires: 11-09-2004

STATE OF MINNESOTA )
) SS
COUNTY OF ST. LOUIS )

On this 31st day of October, 2002, before me, a Notary Public within and for said County, personally appeared Bonitta J. Fena, single, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

STATE OF MINNESOTA	)
) SS
COUNTY OF ST. LOUIS	)

The foregoing instrument was acknowledged before me this 31st day of October, 2002, by Bonitta J. Fena, General Partner of NOR-TECH PROPERTIES, a Minnesota partnership, on behalf of the partnership.

/s/ Richard K. Sellman
Notary Public - Minnesota
My commission expires: 01-31-2005